STOCK PURCHASE AGREEMENT

AGREEMENT MADE THIS 12th day of November, 2013 by and between CAPPELLO'S, INC., AS TRUSTEE FOR SALLIE CAPPELLO AND JOHN V. CAPPELLO, D.O located at 10102 B Valley Forge Circle King of Prussia, PA 19406 ("SELLERS"), and BUYERS, PARCAE CAPITAL CORP., or its assignee chosen by Frank Magliochetti and CLOVER CAPITAL CORP., or its assignee appointed by GREGORY M. MCCAULEY.

THE PARTIES:

1. Emergent Health Corporation is a non-reporting public company with its principle place of business located in King of Prussia, Pennsylvania. The majority shareholder of whom is Cappello's Inc. as Trustee for Sallie Cappello ("Cappello").

2. Cappello owns and controls 19,800,000 shares of common stock of EMGE. These shares are restricted. As Seller, Cappello intends to sell sixty percent (60%) of its holdings in EMGE to Buyers.

3. The Buyers are: (a) Parcae Capital Corp located in Andover Massachusetts is an equal Buyer of EMGE Stock from Cappello with Clover Capital Corp.; and (b) Clover Capital Corp. ("Clover") located at P.O. Box 115, Chadds Ford, PA. Clover and Parcae are equal Buyers of the EMGE shares from Cappello. Buyers agree to acquire equal number of shares from Seller on the same terms, conditions and price as the other.

RECITALS:

WHEREAS, Cappello as Seller is the owner of 19,800,000 shares of Common Stock in Emergent Health Corporation a public corporation with a trading symbol "EMGE." Seller agrees to sell to buyers sixty per cent (60%) or 11,880,000 of its total holdings to Buyers equally (30% or 5,940,000 to each Buyer). Seller agrees to place the 11,880,000 shares into escrow to effectuate this agreement until Buyers have fully compensated Seller.

WHEREAS, it is the intent of the parties to this transaction to prepare EMGE's financial statements, tax returns, PICABO audits, prepare and file Form 10 with the SEC, to raise additional capital for EMGE, and to place the proper corporate governance in place to qualify EMGE for an Exchange listing. Frank Magliochetti will pay for the PICABO Audits and SEC Form 10 filing. **NOW, THEREFORE,** in consideration of the mutual covenants herein, the parties agree as follows:

I. PURCHASE AND SALE OF STOCK

Seller shall serve, transfer and assign into escrow and subsequently to Buyers and Buyers shall purchase and acquire from Seller, on the closing date, all right, title and interest in and to EMGE sixty per cent (60%) of Sellers' interest in Nineteen Million Eight Hundred Thousand (19,800,000) shares of EMGE stock. Sixty per cent (60%) of Seller's stock is 11,880,000 shares of Common Stock in EMGE, a publicly traded company. Seller will place the 11,880,000 shares in escrow until closing.

Buyers will pay Seller the total of Eight Hundred Thousand Dollars ($800,000.00) for the 11,880,000 shares it holds in EMGE.

Seller agrees that Buyers may sell restricted common stock from the escrow to complete this transaction. The proceeds of each sale will be placed in escrow until the total sum is raised to

close the sale. When the total consideration necessary to complete the transaction is raised, the closing will occur transferring the remaining unsold Cappello shares to the Buyers or their Assignees.

The Parties agree EMGE by its officers and directors may agree to assist the Buyers by loaning up to Four Hundred Thousand Dollars ($400,000.00) at a three (3%) interest rate for a period of one (1) year secured by an agreed upon number of shares to be held in escrow.

If the funds cannot be raised, the transaction will unwind ninety (90) days after the filing of Form 10 with the SEC, unless extended by the parties.

As additional consideration, Parcae will complete EMGE's financials for 2011, 2012 and 2013 (YTD). Frank Magliochetti will be responsible for the costs associated with this. Further, Magliochetti will choose a PICABO Certified Accountant to audit the financials 2011, 2012 and 2013 referred to above. Once the audit is complete, Magliochetti will cause Form 10 to be prepared and filed on behalf of EMGE with the SEC. Magliochetti agrees to pay for this filing.

The Magliochetti shares will be held in escrow until performance and payment are complete pursuant to this Agreement.

Cappello's, Inc. agrees to exclusively license its patents and provisional patents to EMGE. Cappello will receive a royalty in consideration of its Patent Licensing Agreement and the royalty will be defined as an annual compensation of 5% on the first million dollars ($1,000,000.00) in sales, 4% on the second million dollars ($1,000,000.00) in sales, 3% on the third million dollars ($1,000,000.00) in sales, 2% on the fourth million dollars ($1,000,000.00) in sales and 1% on all sales thereafter.

After the stock purchase and sale, the current office in King of Prussia, Pennsylvania will be maintained with an estimated annual cost of One Hundred Fifty Thousand Dollars

($150,000.00). ADP will be retained for payroll purposes. The rent at the office is One Thousand One Hundred Eleven Dollars ($1,111.00) per month and will increase to One Thousand One Hundred Eleven Dollars and Fifty Cents ($1,111.50) next year.

The business operations and day to day management will be moved to Boston/Andover, Massachusetts under the direction of Frank Magliochetti. A reasonable compensation plan will be negotiated with the Chief Executive Officer and the Compensation Committee.

Cappello agrees to receive a onetime fully ratchet antidilution provision for the conversion of the aforementioned debenture. In all future capital requirements Cappello and Buyers will share in dilution on a pro rata basis with all shareholders of record.

Cappello agrees to a restriction on the shares for a period of eighteen (18) months and will have a right to sell 20% of the Cappello per quarter thereafter. After closing, Cappello may also sell his shares back to the company, at an agreed upon discount to the market.

It is further agreed that Cappello will not continue to offer its shares for sale and consider them sold as of the execution of this Agreement. Cappello will forward to Buyers any communication he receives from any party interested in acquiring stock in or from Cappello's Inc. or shares in EMGE to further assist in the closing of the transaction.

Applicable law for the transaction will be Pennsylvania without regard to conflicts of loss. Any Amendments or Assignments to this contract must be in writing to be effective or incorporated to modify this contract. This Agreement may be executed in separate counterparts.

II. CLOSING

It is anticipated the Closing will occur ninety (90) days after the Form 10 is filed with the SEC if not extended by agreement or hardship.

In the event the Parties cannot close the transaction, Frank Magliochetti will have reimbursable expenses related to the audit and SEC filings not to exceed Forty Thousand Dollars ($40,000.00). He will provide EMGE evidence of payroll expenses and copies of original paid invoices for reimbursement. The reimbursement will be EMGE stock based on an average price over the prior trading month. The Company may elect to make a cash reimbursement.

III. INDEPENDENT LEGAL ADVICE

Gregory M. McCauley is an attorney and has given advice to or discussed legal issues with the other parties to the transaction to prevent there from being a conflict of interests or a claim thereof, each party is advised to, and has the option to seek *independent counsel* in his representation to enter into the terms to this Agreement and the terms and conditions thereof so that, that party is not prejudiced in any way or by any tax consequence of the sale or acquisition of the shares. Notwithstanding the terms and conditions of this Agreement have been negotiated by Cappello and Magliochetti.

IV. ARBITRATION

Before agreeing to this arbitration clause, the parties may consult an independent attorney. Notwithstanding, the parties agree unequivocally to arbitrate any and all disputes and/or causes of action. In addition, each party agrees not to file any claim without notifying the other parties in advance. Should any party violate this provision, that party agrees that the claim may be removed to arbitration.

INTENDING TO BE LEGALLY BOUND HEREBY, I EXECUTE THIS AGREEMENT AND ACKNOWLEDGE I AM OF SOUND MIND AND NOT UNDER THE INFLUENCE OF ANY MIND ALTERING DRUGS OR ALCOHOL:

EMERGENT HEALTH CORPORATION

Dated: 11/12/13

JOHN V. CAPPELLO, D.O., PRESIDENT

Sworn to and Subscribed

Before me this 12 day of

November, 2013

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
JACQUELINE C CONRAD
Notary Public
UPPER MERION TWP., MONTGOMERY CNTY
My Commission Expires Jul 11, 2017

CAPPELLO'S INC., AS TRUSTEE FOR SALLIE CAPPELLO

Dated: 11/12/13

BY: JOHN CAPPELLO, PRESIDENT

Sworn to and Subscribed

Before me this 12 day of

November, 2013

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
JACQUELINE C CONRAD
Notary Public
UPPER MERION TWP., MONTGOMERY CNTY
My Commission Expires Jul 11, 2017

PARCAE CAPITAL CORP. or its assignee

Dated: Nov 15, 2013

FRANK MAGLIOCHETTI, PRESIDENT

Sworn to and Subscribed

Before me this 15th day of

November, 2013

NOTARY PUBLIC

Exp: 9/3/15

CLOVER CAPITAL CORP. or its assignee

GREGORY M. MCCAULEY, PRESIDENT

Sworn to and Subscribed

Before me this __ day of

________________, 2013

NOTARY PUBLIC

PARCAE CAPITAL CORP. or its assignee

Dated:____________

____

FRANK MAGLIOCHETTI, PRESIDENT

Sworn to and Subscribed

Before me this __ day of

________________, 2013

____

NOTARY PUBLIC

CLOVER CAPITAL CORP. or its assignee

____

GREGORY M. MCCAULEY, PRESIDENT

Sworn to and Subscribed

Before me this 21 day of

November, 2013

____

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
Stephanie L. Cook - Notary Public
East Marlboro Twp., Chester County
MY COMMISSION EXPIRES NOV. 25, 2014

AMENDED STOCK PURCHASE AGREEMENT

AGREEMENT MADE THIS 30th day of May, 2014 by and between **CAPPELLO'S, INC., AS TRUSTEE FOR JOHN V. CAPPELLO, D.O** located at 10102 B Valley Forge Circle King of Prussia, PA 19406 **("SELLERS")**, and **BUYERS, PARCAE CAPITAL CORP., or its assignee and CLOVER CAPITAL CORP. or its assignee.**

THE PARTIES:

1. Emergent Health Corporation is a non-reporting public company with its principle place of business located in King of Prussia, Pennsylvania. The majority shareholder of whom is Cappello's Inc. as Trustee for Sallie Cappello ("Cappello").

2. Cappello owns and controls 19,800,000 shares of common stock of EMGE. These shares are restricted. As Seller, Cappello intends to sell sixty percent (60%) of its holdings in EMGE to Buyers.

3. The Buyers are: (a) Parcae Capital Corp located in Andover Massachusetts is an equal Buyer of EMGE Stock from Cappello with Clover Capital Corp.; and (b) Clover Capital Corp. ("Clover") located at P.O. Box 115, Chadds Ford, PA. Clover and Parcae are equal Buyers of the EMGE shares from Cappello. Buyers agree to acquire equal number of shares from Seller on the same terms, conditions and price as the other.

RECITALS:

WHEREAS, Cappello as Seller is the owner of 19,800,000 shares of Common Stock in Emergent Health Corporation a public corporation with a trading symbol "EMGE." Seller agrees to sell to buyers sixty per cent (60%) or 11,880,000 of its total holdings to Buyers equally (30% or 5,940,000 to each Buyer). Seller agrees to place the 11,880,000 shares into escrow to effectuate this agreement until Buyers have fully compensated Seller.

WHEREAS, it is the intent of the parties to this transaction to prepare EMGE's financial statements, tax returns, PICABO audits, prepare and file Form 10 with the SEC, to raise additional capital for EMGE, to raise additional capital for EMGE, and to place the proper corporate governance in place to qualify EMGE for an Exchange listing.

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

I. PURCHASE AND SALE OF STOCK

Seller shall serve, transfer and assign into escrow and subsequently to Buyers and Buyers shall purchase and acquire from Seller, on the closing date, all right, title and interest in and to EMGE sixty per cent (60%) of Sellers' interest in Nineteen Million Eight Hundred Thousand (19,800,000) shares of EMGE stock. Sixty per cent (60%) of Seller's stock is 11,880,000 shares of Common Stock in EMGE, a publicly traded company. Seller will place the 11,880,000 shares in escrow until closing.

Buyers will pay Seller the total of Eight Hundred Thousand Dollars ($800,000.00) for the 11,880,000 shares it holds in EMGE. Four Hundred Thousand Dollars ($400,000.00) will be paid to Seller upon the cash sale of 5,940,000 shares of common stock. Buyers will attempt to

procure an additional One Hundred Thousand Dollars ($100,000.00), through the cash sale of an additional proportionate amount of common stock, and if successful in procuring said funds, these funds will be paid to Seller at closing.

Seller agrees that Buyers may sell restricted common stock from the escrow to complete this transaction. The proceeds of each sale will be placed in escrow until the total sum is raisedto close the sale. When the total consideration necessary to complete the transaction is raised, the closing will occur transferring the remaining unsold Cappello shares to the Buyers or their Assignees.

The Parties agree EMGE by its officers and directors may agree to assist the Buyers by loaning up to Four Hundred Thousand Dollars ($400,000.00) at a eight (8%) interest rate for a period of one (1) year secured by an agreed upon number of shares to be held in escrow.

If the funds cannot be raised, the transaction will unwind ninety (90) days after the filing of Form 10 with the SEC and the stock will return to the Company treasury, unless extended by the parties.

As additional consideration, Parcae will complete EMGE's financials for 2010, 2011, 2012 and 2013 (YTD). Parcae will be responsible for the costs associated with this. Further, Parcae will choose a PICABO Certified Accountant to audit the financials 2010, 2011 and 2012 referred to above. Once the audit is complete, Parcae will cause Form 10 to be prepared and filed on behalf of EMGE with the SEC. Parcae agrees to pay for this filing.

The Parcae shares will be held in escrow until performance and payment are complete pursuant to this Agreement.

JOHN V. CAPPELLO, D.O., MBA agrees to exclusively license his patents and provisional patents to EMGE. John Cappello will receive a royalty in consideration of his Patent

Assignment and the royalty will be defined as an annual compensation of 5% on the first million dollars ($1,000,000.00) in sales, 4% on the second million dollars ($1,000,000.00) in sales, 3% on the third million dollars ($1,000,000.00) in sales, 2% on the fourth million dollars ($1,000,000.00) in sales and 1% on all sales thereafter.

After the stock purchase and sale, the current office in King of Prussia, Pennsylvania will be maintained with an estimated annual cost of One Hundred Fifty Thousand Dollars ($150,000.00). ADP will be retained for payroll purposes. The rent at the office is One Thousand One Hundred Eleven Dollars ($1,111.00) per month and will increase to One Thousand One Hundred Eleven Dollars and Fifty Cents ($1,111.50) next year.

The business operations and day to day management will be moved to Boston/Andover, Massachusetts under the direction of Parcae. A reasonable compensation plan will be negotiated with the Chief Executive Officer and the Compensation Committee.

Cappello agrees to receive a onetime fully ratchet antidilution provision for the conversion of the aforementioned debenture. In all future capital requirements Cappello and Buyers will share in dilution on a pro rata basis with all shareholders of record.

Cappello agrees to a restriction on the shares for a period of eighteen (18) months and will have a right to sell 20% of the Cappello per quarter thereafter. After closing , Cappello may also sell his shares back to the company, at an agreed upon discount to the market.

It is further agreed that Cappello will not continue to offer its shares for sale and consider them sold as of the execution of this Agreement. Cappello will forward to Buyers any

communication he receives from any party interested in acquiring stock in or from Cappello's Inc. or shares in EMGE to further assist in the closing of the transaction.

After closing, Cappello, if he so wishes, may remain on the Board of Directors. Further, after closing, Cappello, if he so wishes, may be Head of Product Development and a Scientific Officer. Compensation for these roles has been established in prior sections of this agreement

Applicable law for the transaction will be Pennsylvania without regard to conflicts of loss. Any Amendments or Assignments to this contract must be in writing to be effective or incorporated to modify this contract. This Agreement may be executed in separate counterparts.

II. CLOSING

It is anticipated the Closing will occur ninety (90) days after the Form 10 is filed with the SEC if not extended by agreement or hardship.

III. INDEPENDENT LEGAL ADVICE

Gregory M. McCauley is an attorney and has given advice to or discussed legal issues with the other parties to the transaction to prevent there from being a conflict of interests or a claim thereof, each party is advised to, and has the option to seek *independent counsel* in his representation to enter into the terms to this Agreement and the terms and conditions thereof so that, that party is not prejudiced in any way or by any tax consequence of the sale or acquisition of the shares. Notwithstanding the terms and conditions of this Agreement have been negotiated by Cappello and Parcae.

IV. <u>ARBITRATION</u>

Before agreeing to this arbitration clause, the parties may consult an independent attorney. Notwithstanding, the parties agree unequivocally to arbitrate any and all disputes and/or causes of action. In addition, each party agrees not to file any claim without notifying the other parties in advance. Should any party violate this provision, that party agrees that the claim may be removed to arbitration.

INTENDING TO BE LEGALLY BOUND HEREBY, I EXECUTE THIS AGREEMENT AND ACKNOWLEDGE I AM OF SOUND MIND AND NOT UNDER THE INFLUENCE OF ANY MIND ALTERING DRUGS OR ALCOHOL:

EMERGENT HEALTH CORPORATION

John V Cappello, D.O.

JOHN V. CAPPELLO, D.O., PRESIDENT

Dated: 5/30/14

Sworn to and Subscribed

Before me this 30 day of

May, 2014

Cynthia J Dutill

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
CYNTHIA J. DUTILL, Notary Public
Upper Merion Twp., Montgomery County
My Commission Expires March 2, 2017

CAPPELLO'S INC.

Dated: 5/30/14

John V Cappello

BY: JOHN CAPPELLO, PRESIDENT

Sworn to and Subscribed

Before me this 30 day of

May, 2014

Cynthia J Dutill

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
CYNTHIA J. DUTILL, Notary Public
Upper Merion Twp., Montgomery County
My Commission Expires March 2, 2017

JOHN CAPPELLO, INDIVIDUALLY

Dated: 5/30/14

John V Cappello

JOHN CAPPELLO, INDIVIDUALLY

Sworn to and Subscribed

Before me this 30 day of

May, 2014

Cynthia J. Dutill

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
CYNTHIA J. DUTILL, Notary Public
Upper Merion Twp., Montgomery County
My Commission Expires March 2, 2017

PARCAE CAPITAL CORP. or its assignee

Dated:__________

FRANK MAGLIOCHETTI, PRESIDENT

Sworn to and Subscribed

Before me this __ day of

__________, 2014

NOTARY PUBLIC

CLOVER CAPITAL CORP. or its assignee

GREGORY M. MCCAULEY, PRESIDENT

Dated:__________

Sworn to and Subscribed

Before me this __ day of

__________, 2014

NOTARY PUBLIC

Dated:__________

____

BY: JOHN CAPPELLO, PRESIDENT

Sworn to and Subscribed

Before me this __ day of

________________, 2014

____

NOTARY PUBLIC

JOHN CAPPELLO, INDIVIDUALLY

John V Cappello

JOHN CAPPELLO, INDIVIDUALLY

Dated: 8/21/14

Sworn to and Subscribed

Before me this 21st day of

August, 2014

Joanna Biagini

NOTARY PUBLIC

JOANNA M. BIAGINI
Notary Public
Commonwealth of Massachusetts
My Commission Expires August 28, 2020

PARCAE CAPITAL CORP. or its assignee

____

FRANK MAGLIOCHETTI, PRESIDENT

Dated:__________

Sworn to and Subscribed

JOHN CAPPELLO, INDIVIDUALLY

Dated:________ ______________________________

JOHN CAPPELLO, INDIVIDUALLY

Sworn to and Subscribed

Before me this __ day of

________________, 2014

____

NOTARY PUBLIC

PARCAE CAPITAL CORP. or its assignee

Dated:__________ ______________________________

FRANK MAGLIOCHETTI, PRESIDENT

Sworn to and Subscribed

Before me this __ day of

________________, 2014

____

NOTARY PUBLIC

CLOVER CAPITAL CORP. or its assignee

GREGORY M. MCCAULEY, PRESIDENT

Dated: 5/30/14

Sworn to and Subscribed

Before me this 30 day of

May, 2014

____

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
LISA M. SHARITZ, NOTARY PUBLIC
EAST MARLBOROUGH TWP., CHESTER COUNTY
MY COMMISSION EXPIRES SEPTEMBER 21, 2017

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